    As filed with the Securities and Exchange Commission on February 16, 2001
                                                    Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             -----------------------

                       FIRST VIRTUAL COMMUNICATIONS, INC.
                            (FORMERLY FVC.COM, INC.)

          Delaware                                        770357037
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                             ----------------------

                               3393 Octavius Drive
                              Santa Clara, CA 95054
                                 (408) 567-7200
                             ----------------------

                           1999 EQUITY INCENTIVE PLAN

                                 Ralph Ungermann
                Chairman of the Board and Chief Executive Officer
                       FIRST VIRTUAL COMMUNICATIONS, INC.
                               3393 Octavius Drive
                              Santa Clara, CA 95054
                                 (408) 567-7200
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                             ----------------------

                                   COPIES TO:


                             JULIE M. ROBINSON, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                               SAN DIEGO, CA 92121



                                                 CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                       Proposed Maximum        Proposed Maximum
  Title of Securities                                      Offering                Aggregate                AMOUNT OF
  to be Registered          Amount to be Registered    Price Per Share(1)      Offering Price(1)        REGISTRATION FEE
---------------------------------------------------- ----------------------- ------------------------ ----------------------
 Common Stock, par value
     $.001 per share            3,500,000 shares             $1.50               $5,250,000                $1,312.50
----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and 457(h)(1) of the Securities Act of 1933, as amended, (the "Securities Act"). The price per share and aggregate offering price are calculated on the basis of $ 1.50, the average of the high and low sales prices of Registrant's Common Stock on February 14, 2001 as reported on the Nasdaq National Market for the shares subject to the Plan registered hereunder.
===============================================================================

     INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of the following Registration Statements on Form S-8 filed with the Securities and Exchange Commission are incorporated by reference herein:

     1.   Registration Statement No. 333-80721 filed June 15, 1999.
     2.   Registration Statement No. 333-41596 filed July 17, 2000.


                                    EXHIBITS


EXHIBIT
NUMBER

      5.1     Opinion of Cooley Godward LLP.

     23.1     Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     23.2     Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
              Registration Statement.

     24.1     Power of Attorney is contained on the signature pages.

     99.1     1999 Equity Incentive Plan, as amended.

                                       1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on February 15, 2001.

                                  FIRST VIRTUAL COMMUNICATIONS, INC.



                                  By: /s/ RANDY ACRES
                                    --------------------------------------------
                                    Randy Acres
                                    Chief Financial Officer
                                    (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ralph Ungermann and Randy Acres, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ RALPH UNGERMANN                               Chairman of the Board and Chief             February 15, 2001
------------------------------------              Executive Officer
Ralph Ungermann                                   (PRINCIPAL EXECUTIVE OFFICER)

/s/ RANDY ACRES                                   Chief Financial Officer                     February 15, 2001
------------------------------------              (PRINCIPAL FINANCIAL AND ACCOUNTING
Randy Acres                                       OFFICER)

/s/ ED HARRIS
------------------------------------              Director                                    February 15, 2001
Ed Harris

/s/ PIER CARLO FALOTTI
------------------------------------              Director                                    February 7, 2001
Pier Carlo Falotti

/s/ DAVID A. NORMAN
------------------------------------              Director                                    February 15, 2001
David A. Norman

/s/ ROBERT WILMOT
------------------------------------              Director                                    February 15, 2001
Robert Wilmot

/s/ ALLWYN SEQUIERA
------------------------------------              Director                                    February 9, 2001
Allwyn Sequiera


                                       2.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER

      5.1     Opinion of Cooley Godward LLP.

     23.1     Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     23.2     Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
              Registration Statement.

     24.1     Power of Attorney is contained on the signature pages.

     99.1     1999 Equity Incentive Plan, as amended.

                                       3.